UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 8, 2006
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

10700 Bren Road West
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)
(952) 930-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On May 8, 2006 (the “Closing Date”), American Medical Systems, Inc., a Delaware corporation (“AMS”) and a wholly owned subsidiary of American Medical Systems Holdings, Inc. (“AMS Holdings”), completed the acquisition of Solarant Medical, Inc., a Delaware corporation (“Solarant”). Pursuant to the Agreement and Plan of Merger, dated as of May 8, 2006, entered into by and among AMS, Xenon Merger Corp., a wholly owned subsidiary of AMS (“Merger Subsidiary”), Solarant, and Warburg Pincus Equity Partners, L.P., as stockholders’ representative (the “Merger Agreement”), Merger Subsidiary merged with and into Solarant, with Solarant surviving and continuing as a wholly-owned subsidiary of AMS (the “Merger”). The Merger Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.
     In connection with the Merger, AMS paid $1,000,000 in cash as initial merger consideration. AMS deposited $100,000 of the initial merger consideration into an escrow account administered by U.S. Bank National Association, as escrow agent (the “Escrow Funds”). The Escrow Funds will remain in escrow for 6 months after the Closing Date and may be used to indemnify AMS if certain contingencies described in the Merger Agreement arise after the Closing Date. AMS used cash on hand to pay the initial merger consideration.
     In addition to payment of the initial merger consideration, AMS will be obligated under the Merger Agreement to make contingent payments up to $6,000,000 if certain milestones are achieved and to make additional payments based on the increase in net sales of the Solarant product during a specified three year period. There is no assurance that AMS will be required to make any of the contingent payments.
     Each of the directors and officers of Solarant prior to the Closing Date have resigned and have been replaced by individuals employed by AMS.
     On May 9, 2006, AMS issued a press release announcing the completion of the Merger. This press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements of businesses acquire.
          Not Applicable.
     (b) Pro forma financial information.
          Not Applicable.

     (c) Exhibits.

Exhibit
No.	Description
10.1	Agreement and Plan of Merger, dated as of May 8, 2006, by and among, American Medical System, Inc., Xenon Merger Corp., a wholly owned subsidiary of American Medical System, Inc., Solarant Medical, Inc., and Warburg Pincus Equity Partners, L.P., as stockholders’ representative.

99.1	Press Release dated May 9, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS
HOLDINGS, INC.

	By:	/s/ Carmen L. Diersen

Carmen L. Diersen
Executive Vice President and Chief Financial
Officer
May 9, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated as of May 8, 2006, by and among, American Medical System, Inc., Xenon Merger Corp., a wholly owned subsidiary of American Medical System, Inc., Solarant Medical, Inc., and Warburg Pincus Equity Partners, L.P., as stockholders’ representative.

99.1	Press Release dated May 9, 2006.